Exhibit 99.2

Supplemental Financial Data Fourth Quarter 2017

This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Sutherland Asset Management Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of December 31, 2017, unless otherwise noted. 1 DISCLAIMER

     Net income of $12.7 million(1), or $0.38 per common share Core earnings of $12.4 million(1), or $0.37 per common share Declared dividend of $0.37 per share Q4 Return on Equity(2) of 9.1% Q4 Core Return on Equity(3) of 8.9% Q4 Dividend Yield(4) of 9.8%              SBC loan originations of $216.5 million SBA loan originations of $38.3 million Residential mortgage loan originations of $458.7 million Acquired $121.6 million of SBC loans      Adjusted net book value(6) of $16.69 per common share as of December 31, 2017 Loans increased by 3.6% to $2.1 billion Servicing portfolio increased by 4.4% to $7.5 billion Income to Core Earnings Q4 Dividend yield for the period based on the 12/29/2017 closing share price of $15.15 Represents fully committed amounts Excludes the equity component of our 2017 convertible note issuance (4) (5) (6) (1)Inclusive of non-controlling interest (2)Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period (3)Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to slide 21 for a reconciliation of GAAP Net2 BALANCE SHEET LOAN ORIGINATIONS(5) / ACQUISITIONS RETURNS EARNINGS / DIVIDENDS FOURTH QUARTER 2017 HIGHLIGHTS

   Net income of $45.8 million(1) and $1.38 per common share Core earnings of $47.0 million(1) and $1.41 per common share Declared dividends of $1.48 per share    Return on Equity(2) of 8.3% Core Return on Equity(3) of 8.5% Dividend Yield(4) of 9.8%     SBC loan originations of $869.3 million SBA loan originations of $131.7 million Residential mortgage loan originations of $2.0 billion Acquired $206.2 million of SBC loans    Adjusted net book value(6) of $16.69 per common share as of December 31, 2017 Loans increased by 12.0% to $2.1 billion Servicing portfolio increased by 22.6% to $7.5 billion Income to Core Earnings Dividend yield for the period based on the 12/29/2017 closing share price of $15.15 Represents fully committed amounts Excludes the equity component of our 2017 convertible note issuance (4) (5) (6) (1)Inclusive of non-controlling interest (2)Return on Equity is a percentage equal to annual net income over the average monthly total stockholders’ equity for the year (3)Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to slide 21 for a reconciliation of GAAP Net3 BALANCE SHEET LOAN ORIGINATIONS(5) / ACQUISITIONS RETURNS EARNINGS / DIVIDENDS 2017 HIGHLIGHTS

Return on Equity

Segment	Levered Yield [1]	Core Levered Yield [1]	Equity Allocation
Loan Acquisitions	19.0 %	19.0 %	13.9 %
SBC Originations	15.9 %	15.9 %	44.1 %
SBA Originations, Acquisitions, & Servicing	23.4 %	23.4 %	26.2 %
Residential Mortgage Banking [3]	14.9 %	15.1 %	15.8 %

	GAAP ROE [2]			Core ROE [2]		
	Q4'17	Q3'17	FY 2017	Q4'17	Q3'17	FY 2017
	18.1 %	18.0 %	17.0 %	18.2 %	18.5 %	17.6 %
Corporate finance and non-earning assets, net	(2.4)	(1.8)	(2.3)	(2.5)	(1.8)	(2.4)
Gross return on equity	**15.7 %**	**16.2 %**	**14.7 %**	**15.7 %**	**16.7 %**	**15.2 %**
Realized & unrealized gains, net	4.3	3.6	4.1	4.3	3.5	3.9
Other income and expenses, net	(9.2)	(9.6)	(8.7)	(9.2)	(9.6)	(8.6)
Investment advisory fees	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)
Income tax benefit (provision)	(0.2)	0.2	(0.3)	(0.4)	0.2	(0.5)
Return on equity	**9.1 %**	**8.9 %**	**8.3 %**	**8.9 %**	**9.3 %**	**8.5 %**

Sutherland Asset Management

(1) Levered yields include interest income, accretion of discount, MSR creation, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
(2) GAAP ROE is based on GAAP Net Income, while Core ROE is based on Core Earnings, which adjusts GAAP Net Income for the items in slide 21.
(3) ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's equity.

4

120 100 $87.2 80 $75.4 60 $52.5 40 20 0 Q4'16 Q1'17 SBA Q2'17 Freddie Mac Q3'17 Q4'17 Conventional Transitional Fully committed ($ in millions) (1) (1) Origination volumes are based on fully committed amounts5 Highlights • Staff growth and operational efficiencies in origination platform results in achievement of origination volume targets for the year • Total SBC loan originations increased by $295.1 million, or 51%, for fiscal year 2017 compared to fiscal year 2016 → Freddie Mac originations increased by $163.9 million, or 71% → Transitional loan originations increased by $96.2 million, or 45% • SBA loan originations increased by $89.6 million, or 213%, for fiscal year 2017 compared to fiscal year 2016 $111.4 $105.2 $91.0 $69.7 $57.4 $47.4 $46.7 $38.3 $39.5 $39.3 $38.9 $33.6 $26.0 $28.5 $29.7 $13.7 SBC ORIGINATION VOLUME BY PRODUCT TYPE $126.9

Q4 2017 Quarterly SBC Investment Allocation

- Total investments of $364.2 million added during the quarter.
  - Acquired $121.6 million of SBC loans, comprised of 26% non-performing and 74% performing loans.
  - Funded $242.6 million[2] of SBC and SBA loan originations.

	Loans Acquisitions[1][7]	Originations[1]					
	Held for Investment	Held for Sale		Held for Investment			
		Freddie Mac	SBA	SBC	Transitional	SBA	Total- Held for Investment
Gross investments[2]	$67.3	$111.4	$27.5	$32.5	$62.0	$9.2	$103.7
Number of loans	132	44	48	11	16	48	75
Average balance[3]	$0.5	$2.5	$0.6	$2.7	$4.6	$0.2	$1.4
Gross Yield[4]	6.0%	4.1%	6.5%	5.6%	6.9%	6.5%	6.5%
Weighted average duration[3]	12 years	16 years	20 years	11 years	11 years	20 years	12 years
FX / ARM	58% / 42%	37% / 63%	0% / 100%	92% / 8%	0% / 100%	0% / 100%	28% / 72%
Avg. Advance Rate[5]	71%	100%	60%	75%	64%	60%	67%
Debt Cost[6]	Libor + 334	Libor + 175	Libor + 350	Libor + 280	Libor + 329	Libor + 350	Libor + 320

(1) $ in millions
(2) Represents actual disbursements during the quarter.
(3) Based on fully funded loan amount
(4) Gross yield equals contractual interest rates and accretion of discount based on the Company's estimates of loan performance, where applicable
(5) Weighted average advance rate of all assets of this loan type currently financed on the Company's facilities
(6) Weighted average debt cost of all assets of this loan type currently financed on the Company's facilities
(7) Excludes joint venture acquisition of $54.3 million.

Sutherland Asset Management

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CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD ► Originations of $216.5 million(1), floating rate 18.5% 16.5% 14.5% 12.5% 10.5% 8.5% 6.5% 4.5% 2.5% 61% of which are ► Gains on sales of Freddie Mac loans of $2.5 million, up 39% quarter over prior quarter ► Origination pipeline of $159.8 million(2) ► $105.9 million of Freddie Mac loans ► $29.8 million of conventional SBC loans ► $24.1 million of transitional loans Q4 '16 Q1 '17 Q2 '17 (4) Q3 '17 Q4 '17 (5) (2) As of February 2017. (4) (5) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. Gross Levered Yield (ex. Gains)Gains on Loans, held for sale (1) Represents fully committed amounts.7 (3) $ in millions, as of quarter end. 3.3% 4.5% 13.8% 1.5% 1.7% 1.7% 11.4% 11.2% 11.2% 10.9% Portfolio Me trics (B alance She e t) Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Number of loans 278 297 326 368 365 Unpaid Principal Balance (3) $ 730 $ 785 $ 971 $ 1,068 $ 1,094 Carrying Value (3) $ 746 $ 801 $ 989 $ 1,088 $ 1,108 Weighted Average LTV 62% 62% 63% 60% 61% Weighted Average Coupon 6.1% 6.1% 6.2% 6.3% 6.2% Weighted Average Maturity 5 y ears 5 y ears 5 y ears 5 y ears 5 y ears Weighted Average Principal Balance (3) $ 2.6 $ 2.6 $ 3.0 $ 2.9 $ 3.0 Percentage of loans fixed / floating 80% / 20% 73% / 27% 62% / 38% 64% / 36% 58% / 42% Percentage of fixed, match funded 79.4% 76.8% 70.5% 60.2% 60.4% Percentage of loans 30+ days delinquent 1.3% 1.2% 0.9% 0.2% 1.4% SBC ORIGINATIONS - SEGMENT SNAPSHOT

37.5% ► $28.2 million of SBA secondary market loans sales, with an average sale premium of 10.3% 32.5% 27.5% ► Originations of $38.3 million(1) 22.5% ► Origination pipeline in excess of $135 million SBA loans(2) and an acquisition pipeline of $16.0 million in SBA loans 17.5% 12.5% 7.5% 2.5% Q4 '16 Q1 '17 Q2 '17 (4) Q3 '17 Q4 '17 (5) Gross Levered Yield (ex. Gains) Gains on Loans, held for sale (2) As of February 2017. (4) (5) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. (1) Represents fully committed amounts.8 (3) $ in millions, as of quarter end. 4.3% 8.8% 29.7% 3.2% 5.9% 25.6% 6.4% 21.7% 21.9% 17.0% Portfolio Me trics (B alance She e t) Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Number of loans 2,509 2,398 2,280 2,194 2,106 Unpaid Principal Balance (3) $616 $588 $549 $530 $508 Carrying Value (3) $543 $521 $486 $471 $455 Weighted Average LTV 80% 80% 78% 78% 78% Weighted Average Coupon 5.2% 5.4% 5.7% 5.9% 5.9% Weighted Average Maturity 14 y ears 14 y ears 14 y ears 14 y ears 14 y ears Weighted Average Principal Balance (3) $0.2 $0.2 $0.2 $0.2 $0.2 Percentage of loans fixed / floating 1% / 99% 1% / 99% 1% / 99% 1% / 99% 1% / 99% Percentage of loans 30+ days delinquent 7.2% 8.0% 6.0% 6.0% 7.0% CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD SBA ORIGINATIONS, ACQUISITIONS & SERVICING – SEGMENT SNAPSHOT

CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD 21.0% 19.0% ► At this stage of the credit cycle, ample inventory opportunistic performing SBC loans of 17.0% 15.0% 13.0% 11.0% ► Acquired $121.6 million of SBC loans ► includes a $54.3 million interest in an SBC loan pool through a joint venture ► Acquisition pipeline of $223.2 million SBC loans(3) 9.0% 7.0% 5.0% Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 (2) $ in millions, as of quarter end. (1) Excludes joint venture investment.9 (3) As of February 2017. 19.0% 15.6% 15.0% 14.3% 14.5% Portfolio Me trics (1) (B alance Sheet) Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Number of loans 932 885 882 766 858 Unpaid Principal Balance (2) $ 493 $ 467 $ 411 $ 378 $ 417 Carrying Value (2) $ 429 $ 408 $ 368 $ 335 $ 376 Weighted Average LTV 55% 55% 53% 52% 49% Weighted Average Coupon 5.9% 6.0% 6.1% 6.3% 6.3% Weighted Average Maturity 10 y ears 10 y ears 11 y ears 9 y ears 10 y ears Weighted Average Principal Balance (2) $ 0.5 $ 0.5 $ 0.5 $ 0.5 $ 0.5 Percentage of loans fixed / floating 46% / 54% 46% / 54% 47% / 53% 46% / 54% 49% / 51% Percentage of fixed, match funded 15.1% 14.9% 14.3% 55.1% 43.7% Percentage of loans performing / non-performing 94% / 6% 94% / 6% 95% / 5% 93% / 7% 96% / 4% LOAN ACQUISITIONS – SEGMENT SNAPSHOT

CURRENT QUARTER HIGHLIGHTS MSR SERVICING PORTFOLIO (UPB IN $BILLIONS) $6.8 $6.6 $6.4 $6.2 $6.0 $5.8 $5.6 $5.4 $5.2 $5.0 $4.8 ► MSR portfolio of approximately $6.6 billion in UPB, up 3% compared to Q3 ► Fair market value of $72.3 million, up 5% compared to Q3 ► Originations of $458.7 million(1), down 7% compared to Q3 ► Loan sales of $429.1 million, down 15% compared to Q3 ► Origination pipeline of $147.6 million in commitments to Q4' 16 Q1' 17 Q2' 17 Q3' 17 Q4' 17 originate residential agency loans(2) (2) As of December 31, 2017 Originations (1) Represents fully committed amounts10 (3) $ in millions. Represents activity during the quarter. Fair Q4' 16 Q1' 17 Q2' 17 Q3' 17 Q4' 17 Value ($ mm) $ 61.4 $ 64.6 $ 66.8 $ 68.8 $ 72.3 $6.6 $6.3 $6.1 $5.8 $5.5 Portfolio Me trics (quarte rly activity) Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Unpaid principal balance (3) $ 357.6 $461.0 $560.0 $490.9 $458.7 % of Originations Purchas ed 66.7% 74.4% 80.1% 78.8% 71.9% % of Originations Refinanced 33.3% 25.6% 19.9% 21.2% 28.1% Channel - % Corres pondent 41.4% 43.2% 40.1% 37.7% 38.6% Channel - % Retail 34.6% 33.4% 35.9% 37.6% 41.1% Channel - % Wholes ale 24.0% 23.4% 24.0% 24.7% 20.3% Unpaid principal balance (3) $ 380.2 $481.7 $547.0 $503.9 $429.1 les % of UPB-Fannie/ Freddie s ecuritizations 63.1% 62.0% 62.7% 62.0% 60.6% Sa % of UPB-Ginnie Mae s ecuritizations 27.8% 25.5% 27.3% 26.4% 28.8% % of UPB – Other inves tors 9.1% 12.5% 10.0% 11.6% 10.6% RESIDENTIAL MORTGAGE BANKING – SEGMENT SNAPSHOT

SBC and SBA Loan Securitization Performance

Securitization	Date	Original Collateral Balance		%	Pool - Factor	Delinquency 30+	Delinquency 60+	Delinquency 90+	Cumulative Loss
Fixed Rate		$	562,754	29%					
RCMT 2014-1	September 2014		181,922	9%	0.38	0.0%	0.0%	0.0%	0.0%
RCMT 2015-2	November 2015		218,757	11%	0.83	0.0%	0.0%	0.0%	0.0%
RCMT 2016-3	November 2016		162,075	8%	0.72	0.0%	0.0%	0.0%	0.0%
Floating Rate		$	243,797	12%					
RCMT 2017-FL1	August 2017		243,797	12%	0.78	2.6%	2.6%	0%	0.0%
Freddie Mac		$	447,854	23%					
FRESB 2016-SB11	January 2016		109,965	6%	0.74	0.0%	0.0%	0.0%	0.0%
FRESB 2016-SB18	July 2016		118,037	6%	0.95	0.0%	0.0%	0.0%	0.0%
FRESB 2017-SB33	June 2017		219,853	11%	0.98	0.0%	0.0%	0.0%	0.0%
SBA		$	189,492	10%					
RCLT2015-1	June 2015		189,492	10%	0.51	4.8%	4.0%	3%	0.6%
Acquired - Non-performing		$	270,060	14%					
WVMT 2011-SBC1	February 2011		130,710	7%	0.21	18.9%	7.4%	7.4%	N/A
SCML 2015-SBC4	August 2015		139,350	7%	0.32	17.3%	15.5%	12.4%	N/A
Acquired - Performing		$	252,486	13%					
WVMT 2011-SBC2	March 2011		97,557	5%	0.29	3.3%	2.8%	2.8%	3.6%
SCMT 2017-SBC6	August 2017		154,928	8%	0.81	0.2%	0.0%	0.0%	0.0%
Total loan securitizations		$	1,966,443	100%					

Recent transactions:

- Recently priced a $165 million securitization of fixed-rate SBC loans, at 6 basis points tighter than AAA-rated large balance CMBS.

SUTHERLAND Asset Management

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► 56% of our held-for-investment loan portfolio is floating rate ► 58% of our fixed rate loan portfolio is matched funded ► a 100 basis point increase in LIBOR would increase annual pre-tax net interest income by approximately $0.12 per share(3) Annu al Net Interest Inco me (P re-tax) P er Share % of Total Loan Exposure (1)(2) $0.14 Fixed Rate, not matched funded, 18.7% $0.12 $0.10 $0.08 Fixed Rate, matched funded, 25.6% Floating Rate, 55.7% $0.06 $0.04 $0.02 $-25 basis p oint increase 50 basis p oint increase 75 basis p oint increase 100 basis p oint increase (2) Excludes loans held-for-sale, at fair value (1) As a percent of carrying value12 (3) Assumes no future changes in the composition of the portfolio. PORTFOLIO - FIXED VS FLOATING INTEREST RATE SENSITIVITY INTEREST RATE RISK SENSITIVITY

Other, 0.7% Subordinated Mortgage, 1.9% California, 13.6% Texas, 12.6% Florida, 11.6% Other, 49.0% First Mortgage, 97.4% New York, 6.9% Georgia, 6.3% Physicians Offices, 16.2% Industrial, 7.1% Day Care Services, 12.8% Other, 12.6% SBA, 23.7% Other, 47.5% Office, 16.1% Lodging, 10.4% Vets, 7.2% Multi-Family, 22.1% (3) Retail, 18.4% Eating (2) Excludes loans held-for-sale, at fair value (3) Average carrying value of Retail exposure is $1.5 million as of December 31, 2017, compared to $1.6 million as of September 30, 2017 Places, 5.9% (1) As a percent of carrying value13 SBA COLLATERAL TYPE (1)(2) COLLATERAL TYPE (1)(2) LIEN POSITION (1)(2) GEOGRAPHIC LOCATION (1)(2) LOAN PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Gross Assets(1) ► Since going public in Q4 2016, we continue to optimize our capital structure:  Issued $255 million in non-recourse debt through 12/31/17 and an additional $40 million in January 2018: -Convertible notes: 6 year notes, 7.0% coupon, $115 million -Senior secured notes: 5 year notes, 7.5% coupon -$75 million in February 2017; YTM of 7.5% -$65 million in June 2017; YTM of 6.75% -$40 million in January 2018, YTM of 6.5%  Sponsored two securitizations in 2017 -$198.8 million of bonds issued, collateralized by $243.8 million of originated transitional loans -$139.4 million of bonds issued, collateralized by $154.9 million of acquired SBC owner-occupied loans  Paid down recourse debt of approximately $300 million Funding Mix (1) Includes Loans, MBS, Servicing Rights, and an equity method investment as of the quarter end.14 CURRENT SOURCES OF FUNDING HISTORICAL CAPITAL STRUCTURE $1,973$1,957$1,926$2,006$2,034 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Common Equity Convertible senior notes Senior secured notes Credit facilities and repurchase agreements Securitized debt obligations 25% 22% 21% 34% 29% 43% 46% 47% 31% 26% 7% 7% 7% 5% 5% 4% 28% 29% 28% 27% 28% CAPITAL STRUCTURE

HISTORICAL LEVERAGE(1) 2.7x 3 2.5 2 1.5 1 0.5 0 2.4x 1.9 x 2.0x 2.0x 1.6x 1.6x 1.1x 1.1x Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 RecourseTotal 15 1.2x 12/31/2017 Total de bt-to-e quity ratio (in millions) Secured borrowings (warehous e credit facilities and borrowings under repo trans actions ) $ 631.3 Promis s ory note 6.1 Securitized debt obligations 598.1 Senior s ecured note 138.1 Convertible note 109.0 Total Debt $ 1,482.6 Total Stockholders ' Equity $ 555.5 Total debt-to-equity ratio 2.67 Total re cours e de bt-to-e quity ratio Total Debt $ 1,482.6 Les s : Securitized debt obligations (598.1) Total recours e debt $ 884.5 Total Stockholders ' Equity $ 555.5 Total recours e debt-to-equity ratio 1.59 FINANCING AND LEVERAGE

Assessment of 2017 Strategic Initiatives

Initiative	Target	Update
Access Corporate Debt Markets	Raise up to $250M of corporate debt to support $1B of loan originations and/or acquisitions	✓ Completed issuance of Senior Secured Notes, $140M, 7.5%, due 2022 ✓ Completed issuance of Convertible Notes, $115M, 7.0%, due 2023
Securitization Issuance	1. Originated Freddie Mac 2. Transitional Loan CLO 3. Acquired SBC Owner Occupied	✓ Purchased a $14.5 million B-piece of originated Freddie loan securitization in Q2 ✓ CLO issuance of $243.8 million of transitional loans in Q3 ✓ Securitization of $154.9 million of acquired SBC owner-occupied loans in Q3
Increased Origination Volumes	1. Hire additional loan officers 2. Enhanced and expanded affinity relationships 3. Origination targets	✓ Approximately 10 new loan officers hired ✓ 30% of loan origination volumes sourced through affinity channels ✓ Achieved FY 2017 origination targets with $1.0B in SBC and SBA loan originations
Management Team	1. Appointment of Chief Operating Officer 2. Appointment of RCC Chief Executive Officer	✓ Carole Mortensen appointed COO of SLD in Q2 ✓ Anuj Gupta appointed President of RCC in Q1
Tax Efficient Structure	Reduction in Taxable REIT Subsidiary tax drag and transfer of taxable income to tax efficient entities	✓ Optimized tax structure by utilizing tax efficient entities, resulting in a reduction of our effective tax rate from 14.8% in 2016 to 3.9% in 2017.

Sutherland Asset Management
16

SUTHERLAND SNAPSHOT ($ AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

INVESTMENT TYPE	AVG. CARRYING VALUE(1)	GROSS YIELD	AVG. DEBT BALANCE	DEBT COST(2)	LEVERED YIELD
Loan Acquisitions	$361,396	8.1%	$290,220	5.5%	19.0%
SBC origination portfolio	$1,096,414	7.3%	$870,398	5.1%	15.9%
SBA Originations, Acquisitions & Servicing	$479,308	9.9%	$344,923	4.6%	23.4%
Total	$1,937,119	8.1%	$1,505,540	5.0%	18.7%

Book Equity Value Metrics

Common Stockholders' equity	$536,073
Common Stockholders' equity (adjusted)(4)	$534,008
Total Common Shares outstanding	31,996,440
Net Book value per Common Share	$16.75
Adjusted Net Book value per Common Share	$16.69

(4) Excludes the equity component of our 2017 convertible note issuance

Q4 2017 Earnings Data Metrics

Net income attributable to Sutherland Asset Management Corporation	$12,097
Earnings per share – Basic and diluted	$0.38
Core Earnings per Common Share	$0.37
Return on Equity per Common Share	9.1%
Core Return on Equity per Common Share	8.9%
Dividend yield	9.8%

Loan Portfolio Metrics(3)

% Fixed vs Floating Rate	44.3% / 55.7%
% Originated vs Acquired	62.5% / 37.5%
Weighted Average LTV- SBC	61%
Weighted Average LTV- SBA	78%
Weighted Average LTV- Acquired	49%

Servicing Portfolio Metrics

SBA servicing rights - UPB	$427,623
SBA servicing rights - carrying value	$16,684
Freddie Mac servicing rights - UPB	$559,823
Freddie Mac servicing rights - carrying value	$5,059
Residential servicing rights - UPB	$6,558,455
Residential servicing rights - carrying value	$72,295

SUTHERLAND Asset Management

(1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances
(2) Sutherland finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 12/31/2017 on an annualized basis.
(3) Excludes loans, held for sale, at fair value

17

APPENDIX

(1) Excludes a bargain purchase gain of $0.48.    Q4’17 earnings per share up $0.01, or 3%, compared to the previous quarter Adjusted net book value of $16.69 per common share as of December 31, 2017 18 $0.50 $0.40 $0.30 $0.20 Q4 2016Q1 2017Q2 2017Q3 2017Q4 2017 Earnings Core earnings Dividends declared $0.38 $0.38 $0.37 $0.37 $0.37 $0.37 $0.37 $0.37 $0.35 (1) $0.35 $0.35 $0.34 $0.34 $0.33 $0.29 Per Share Trends PER SHARE FINANCIAL PERFORMANCE

Balance Sheet by Quarter

(In Thousands)	12/31/2016 (1)	3/31/2017 (1)	6/30/2017 (1)	9/30/2017	12/31/2017
Assets					
Cash and cash equivalents	$ 59,566	$ 40,000	$ 63,931	$ 70,590	$ 63,425
Restricted cash	20,190	19,772	17,563	16,057	11,666
Short-term investments	319,984	239,856	—	99,994	—
Loans, net	1,011,121	1,033,797	1,175,370	892,896	1,017,920
Loans, held for sale, at fair value	181,797	152,231	206,706	200,318	216,022
Mortgage backed securities, at fair value	32,391	31,365	43,877	41,371	39,922
Loans eligible for repurchase from Ginnie Mae	137,986	117,229	105,244	101,408	95,158
Investment in unconsolidated joint venture	—	—	—	—	55,369
Derivative instruments	5,785	4,351	4,187	4,131	4,725
Servicing rights	83,854	84,997	86,751	89,372	94,038
Receivable from third parties	7,220	111,221	106,562	6,756	6,756
Other assets	54,277	60,938	39,452	35,356	56,840
Assets of consolidated VIEs	691,096	631,765	597,277	944,894	861,662
Total Assets	**$ 2,605,267**	**$ 2,527,522**	**$ 2,446,920**	**$ 2,503,143**	**$ 2,523,503**
Liabilities					
Secured borrowings	927,462	899,274	837,131	522,767	631,286
Promissory note, net	7,378	7,046	6,773	6,494	6,107
Securitized debt obligations of consolidated VIEs, net	492,942	434,055	397,911	680,282	598,148
Convertible note, net	—	—	—	109,414	108,991
Senior secured note, net	—	73,390	138,311	138,074	138,078
Guaranteed loan financing	390,555	361,916	332,812	313,388	293,045
Contingent consideration	14,487	8,841	8,939	9,037	10,016
Liabilities for loans eligible for repurchase from Ginnie Mae	137,986	117,229	105,244	101,408	95,158
Derivative instruments	643	619	931	358	282
Dividends payable	11,505	12,162	12,289	12,289	12,289
Accounts payable and other accrued liabilities	70,207	63,130	53,768	54,579	74,636
Total Liabilities	**$ 2,053,165**	**$ 1,977,662**	**$ 1,894,109**	**$ 1,948,090**	**$ 1,968,036**
Stockholders' Equity					
Common stock	3	3	4	3	3
Additional paid-in capital	513,295	513,658	537,443	539,664	539,455
Deficit	(201)	(2,648)	(4,030)	(3,952)	(3,385)
Total Sutherland Asset Management Corporation equity	513,097	511,013	533,417	535,715	536,073
Non-controlling interests	39,005	38,847	19,394	19,338	19,394
Total Stockholders' Equity	**$ 552,102**	**$ 549,860**	**$ 552,811**	**$ 555,053**	**$ 555,467**
Total Liabilities and Stockholders' Equity	**$ 2,605,267**	**$ 2,527,522**	**$ 2,446,920**	**$ 2,503,143**	**$ 2,523,503**
Adjusted Book Value per Share (2)	**$ 16.80**	**$ 16.73**	**$ 16.67**	**$ 16.68**	**$ 16.69**

SUTHERLAND Asset Management

(1) Certain balances have been reclassified to match current period presentation
(2) Excludes the equity component of our 2017 convertible note issuance.

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STATEMENT OF INCOME BY QUARTER

(In Thousands, except share data)		Q4 2016 [1]		Q1 2017 [1]		Q2 2017 [1]		Q3 2017		Q4 2017
Interest income	$	32,741	$	33,884	$	33,248	$	35,038	$	36,135
Interest expense		(15,729)		(16,441)		(17,230)		(19,908)		(21,067)
Net interest income before provision for loan losses	$	17,012	$	17,443	$	16,018	$	15,130	$	15,068
Provision for loan losses		(3,130)		(1,232)		(159)		(466)		(506)
Net interest income after provision for loan losses	$	13,882	$	16,211	$	15,859	$	14,664	$	14,562
Non-interest income										
Gains on residential mortgage banking activities, net of variable loan expenses	$	7,033	$	10,510	$	10,985	$	10,735	$	9,470
Other income		3,826		839		1,588		1,853		4,178
Servicing income, net of amortization and impairment		4,238		4,442		5,631		6,134		6,787
Gain on bargain purchase		15,218		—		—		—		—
Total non-interest income	$	30,315	$	15,791	$	18,204	$	18,722	$	20,435
Non-interest expense										
Employee compensation and benefits		(10,822)		(13,464)		(13,451)		(13,715)		(14,409)
Allocated employee compensation and benefits from related party		(968)		(1,012)		(1,008)		(990)		(833)
Professional fees		(4,847)		(2,159)		(2,023)		(2,151)		(2,588)
Management fees – related party		(1,968)		(1,977)		(2,007)		(2,034)		(2,041)
Loan servicing expense		(722)		(1,513)		(2,611)		(3,388)		(2,811)
Other operating expenses		(5,995)		(5,534)		(6,206)		(7,447)		(7,752)
Total non-interest expense	$	(25,322)	$	(25,659)	$	(27,306)	$	(29,725)	$	(30,434)
Net realized gain on financial instruments		3,194		2,966		4,491		5,695		6,177
Net unrealized gain on financial instruments		12,137		1,282		974		2,678		2,066
Income from continuing operations before income tax benefit (provision)	$	34,206	$	10,591	$	12,222	$	12,034	$	12,806
Income tax benefit (provision)		(6,325)		(1,034)		(1,069)		340		(76)
Net income from continuing operations	$	27,881	$	9,557	$	11,153	$	12,374	$	12,730
Net income	$	26,074	$	9,557	$	11,153	$	12,374	$	12,730
Less: Net income attributable to non-controlling interest		2,020		701		657		533		633
Net income attributable to Sutherland Asset Management Corporation	$	24,054	$	8,856	$	10,496	$	11,841	$	12,097
Earnings (loss) per basic common share										
Continuing operations	$	0.89	$	0.29	$	0.34	$	0.37	$	0.38
Discontinued operations	$	(0.06)	$	—	$	—	$	—	$	—
Earnings per basic common share	$	0.83	$	0.29	$	0.34	$	0.37	$	0.38
Earnings per diluted common share	$	N/A	$	0.29	$	0.34	$	0.37	$	0.38
Weighted-average shares outstanding - Basic		28,963,695 □		30,549,806		30,768,900		32,026,494		32,031,494
Weighted-average shares outstanding - Diluted		N/A		30,549,806		30,769,332		32,028,980		32,034,610
Dividends declared per share of common stock	$	0.35	$	0.37	$	0.37	$	0.37	$	0.37

SUTHERLAND Asset Management

(1) Certain balances have been reclassified to match current period presentation

20

Core Earnings Reconciliation

(In Thousands)		Q4 2016		Q1 2017		Q2 2017		Q3 2017		Q4 2017
Net Income	$	26,074	$	9,557	$	11,153	$	12,374	$	12,730
Reconciling items:										
Unrealized (gain) loss on mortgage-backed securities	$	638	$	45	$	(1,162)	$	(194)	$	24
Realized loss on mortgage-backed securities		144		—		—		—		—
Unrealized (gain) loss on mortgage servicing rights		(6,917)		1,120		1,671		1,728		47
Bargain purchase gain		(15,218)		—		—		—		—
Merger transaction costs		1,982		70		—		—		—
Employee severance, net of tax		106		—		—		—		—
Restricted stock unit grant to independent directors [1]		—		290		—		—		—
Loss on discontinued operations		2,962		—		—		—		—
Total reconciling items	$	(16,303)	$	1,525	$	509	$	1,534	$	71
Core earnings before income taxes	$	9,771	$	11,082	$	11,662	$	13,908	$	12,801
Income tax adjustments		1,318		(222)		(501)		(1,037)		(359)
Core earnings	$	**11,089**	$	**10,860**	$	**11,161**	$	**12,871**	$	**12,442**
Less: Core earnings attributable to non-controlling interests	$	859	$	797	$	657	$	554	$	619
Core earnings attributable to Common Stockholders	$	10,230	$	10,063	$	10,503	$	12,317	$	11,824
Core earnings per share	$	**0.35**	$	**0.33**	$	**0.34**	$	**0.38**	$	**0.37**
Weighted average common shares outstanding		28,963,695		30,549,806		30,768,900		32,026,494		32,031,494

Sutherland Asset Management

(1) Represents RSU grant for services rendered to date

21